DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 1

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200).

OmniReliant Holdings, Inc.
Name of merging entity

Nevada	Corporation
Jurisdiction	Entity type

and,

Willowtree Advisor, Inc.
Name of surviving entity

Nevada	Corporation
Jurisdiction	Entity type

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:	OmniReliant Holdings, Inc.
c/o:	The Corporation Trust Company of Nevada, Inc.
6100 Neil Road, Suite 500
Reno, NV 89511

3)	(Choose one)

☐	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200)

☒	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4)	Owner’s approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity)

(a)	Owner’s approval was not required from:

OmniReliant Holdings, Inc.

Name of merging entity, if applicable

and, or;

Willowtree Advisor, Inc.

Name of surviving entity, if applicable

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

(b)	The plan was approved by the required consent of the owners of:

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160)

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)

ARTICLE I is amended to change the name of the corporation to OmniReliant Holdings, Inc.

6)	Location of Plan of Merger (check a or b):

(a)	The entire plan of merger is attached;

or,

☒	(b)	The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)	Effective date (optional):

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

8)
Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)

OmniReliant Holdings, Inc.
Name of merging entity

/s/ Christopher Phillips	President	12/13/06
Signature	Title	Date

Willowtree Advisor, Inc.
Name of surviving entity

/s/ Christopher Phillips	CEO	12/13/06
Signature	Title	Date